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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  October 27, 1997
                                                        ----------------

                           CRITICARE SYSTEMS, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                                  Delaware
               ----------------------------------------------
               (State or other jurisdiction or incorporation)

         0-16061                                             39-1501563
    ----------------                                   ---------------------
    (Commission File                                   (I.R.S. Employer I.D.
         Number)                                               Number)


     20925 Crossroads Circle
       Waukesha, Wisconsin                                     53186
 -------------------------------                       ---------------------
 (Address of Principal Executive                             (Zip Code)
          Offices)

                                414-798-8282
            ----------------------------------------------------
            (Registrant's telephone number; including area code)


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Item 5.  Other Events.

     On October 27, 1997, Joseph Siekierski joined Criticare Systems, Inc. (the "Company") as the Company's new Vice President - Finance. Mr. Siekierski becomes the Company's chief accounting officer and chief financial officer. From July 1987 to November 1993, Mr. Siekierski was an accountant with Deloitte & Touche, most recently as a Manager. From November 1993 to June 1996, Mr. Siekierski was the Company's Controller. From June 1996 until he rejoined the Company, Mr. Siekierski was Controller at Modern Building Materials, Inc., a manufacturer of pre-cast concrete products.



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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Criticare Systems, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CRITICARE SYSTEMS, INC.
Date: November 24, 1997
                                            BY  /s/ Joseph Siekierski
                                                ----------------------
                                                Joseph Siekierski
                                                Vice President-Finance




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